CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President & CEO of SEI Alternative Income Fund (the "Fund"), with respect to the Fund’s Report on Form N-CSR for the period ended August 31, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 5, 2025

/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer & CFO of SEI Alternative Income Fund (the "Fund"), with respect to the Fund’s Report on Form N-CSR for the period ended August 31, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 5, 2025

/s/ Glenn R. Kurdziel
Glenn R. Kurdziel
Treasurer & CFO
(Principal Financial Officer)